UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21343

Western Asset Emerging Markets Debt Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2010

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

FORM N-Q

MARCH 31, 2010

Schedule of investments (unaudited)

March 31, 2010

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 50.2%
Argentina — 4.2%
Republic of Argentina	9.250%	10/21/02	2,000,000	EUR	$1,161,559	(a)
Republic of Argentina	10.250%	2/6/03	5,000,000	DEM	1,536,533	(a)
Republic of Argentina	9.000%	6/20/03	1,425,000	EUR	846,858	(a)
Republic of Argentina	9.500%	3/4/04	1,000,000	EUR	607,793	(a)
Republic of Argentina	7.000%	3/18/04	5,000,000	DEM	1,484,740	(a)
Republic of Argentina	8.500%	7/1/04	2,000,000	EUR	1,181,819	(a)
Republic of Argentina	10.000%	1/7/05	2,000,000	EUR	1,229,092	(a)
Republic of Argentina	8.000%	2/26/08	1,000,000	EUR	601,039	(a)
Republic of Argentina	8.125%	4/21/08	3,200,000	EUR	1,901,716	(a)
Republic of Argentina	9.000%	7/6/10	1,200,000	EUR	705,040	(a)
Republic of Argentina, Bonds	7.000%	9/12/13	8,271,000		7,372,218
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,053,189		796,474
Republic of Argentina, GDP Linked Securities	1.262%	12/15/35	4,825,000	EUR	444,778	(b)
Republic of Argentina, GDP Linked Securities	1.330%	12/15/35	4,205,000	EUR	323,785	(b)
Republic of Argentina, GDP Linked Securities	1.383%	12/15/35	27,105,123	ARS	462,575	(b)
Republic of Argentina, Medium-Term Notes	8.750%	2/4/03	525,000	EUR	319,091	(a)
Republic of Argentina, Medium-Term Notes	7.000%	3/18/04	5,000,000,000	ITL	1,464,848	(a)
Republic of Argentina, Medium-Term Notes	7.000%	3/18/04	2,000,000	EUR	1,188,572	(a)
Republic of Argentina, Medium-Term Notes	9.250%	7/20/04	1,000,000	EUR	587,533	(a)
Republic of Argentina, Medium-Term Notes	8.125%	10/4/04	2,000,000	EUR	1,154,806	(a)
Total Argentina					25,370,869
Brazil — 6.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	47,282,000	BRL	25,904,267
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	6,560,000	BRL	3,317,718
Federative Republic of Brazil	7.125%	1/20/37	7,660,000		8,759,210
Total Brazil					37,981,195
Colombia — 4.2%
Republic of Colombia	7.375%	9/18/37	13,249,000		14,905,125
Republic of Colombia, Senior Notes	7.375%	3/18/19	8,945,000		10,331,475
Total Colombia					25,236,600
Hungary — 1.2%
Republic of Hungary, Senior Notes	6.250%	1/29/20	6,680,000		7,132,189
Indonesia — 2.9%
Republic of Indonesia	10.250%	7/15/22	16,432,000,000	IDR	1,941,199
Republic of Indonesia	11.000%	9/15/25	34,333,000,000	IDR	4,178,473
Republic of Indonesia	10.250%	7/15/27	31,685,000,000	IDR	3,586,908
Republic of Indonesia, Bonds	9.750%	5/15/37	37,732,000,000	IDR	3,941,730
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	3,230,000		3,601,450	(c)
Total Indonesia					17,249,760
Mexico — 3.4%
United Mexican States	8.125%	12/30/19	7,776,000		9,720,000
United Mexican States, Medium-Term Notes	5.625%	1/15/17	3,774,000		4,057,050
United Mexican States, Medium-Term Notes	6.050%	1/11/40	6,508,000		6,524,270
Total Mexico					20,301,320
Panama — 2.6%
Republic of Panama	7.250%	3/15/15	4,638,000		5,322,105
Republic of Panama	9.375%	4/1/29	6,090,000		8,297,625
Republic of Panama	6.700%	1/26/36	1,755,000		1,873,463
Total Panama					15,493,193
Peru — 3.2%
Republic of Peru	8.750%	11/21/33	4,402,000		5,854,660
Republic of Peru, Bonds	6.550%	3/14/37	2,846,000		3,059,450
Republic of Peru, Global Senior Bonds	8.375%	5/3/16	1,295,000		1,581,843
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	6,000,000		6,990,000

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Peru — continued
Republic of Peru, Senior Notes	7.125%	3/30/19	1,350,000	$1,570,725
Total Peru				19,056,678
Qatar — 0.3%
State of Qatar, Senior Notes	4.000%	1/20/15	1,630,000	1,668,305	(c)
Russia — 6.0%
Russian Foreign Bond - Eurobond	12.750%	6/24/28	404,000	719,160	(c)
Russian Foreign Bond - Eurobond	11.000%	7/24/18	105,000	149,068	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	30,534,800	35,270,748	(c)
Total Russia				36,138,976
Turkey — 8.8%
Republic of Turkey	11.875%	1/15/30	6,800,000	10,871,840
Republic of Turkey, Notes	6.875%	3/17/36	32,802,000	33,294,030
Republic of Turkey, Notes	6.750%	5/30/40	4,190,000	4,137,625
Republic of Turkey, Senior Notes	7.500%	7/14/17	1,240,000	1,419,800
Republic of Turkey, Senior Notes	7.500%	11/7/19	2,500,000	2,846,875
Total Turkey				52,570,170
United Arab Emirates — 0.3%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	1,590,000	1,702,217	(c)
Venezuela — 6.7%
Bolivarian Republic of Venezuela	8.500%	10/8/14	1,959,000	1,714,125
Bolivarian Republic of Venezuela	5.750%	2/26/16	27,383,000	19,989,590	(c)
Bolivarian Republic of Venezuela	7.000%	12/1/18	7,220,000	5,180,350	(c)
Bolivarian Republic of Venezuela	7.650%	4/21/25	1,674,000	1,096,470
Bolivarian Republic of Venezuela, Collective Action Securities	9.375%	1/13/34	10,661,000	7,862,487
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	3,850,000	3,782,625
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	750,000	590,625
Total Venezuela				40,216,272
TOTAL SOVEREIGN BONDS (Cost — $283,675,299)				300,117,744
COLLATERALIZED SENIOR LOANS — 0.4%
ENERGY — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Ashmore Energy International, Synthetic Revolving Credit Facility	3.246%	4/30/10	327,637	304,293	(d)(e)
Ashmore Energy International, Term Loan	3.290%	6/30/10	2,723,842	2,529,768	(d)(e)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $2,820,765)				2,834,061
CORPORATE BONDS & NOTES — 45.3%
CONSUMER DISCRETIONARY — 3.3%
Media — 3.3%
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	1,273,000	1,346,197	(c)
Globo Communicacoes e Participacoes SA, Senior Bonds	7.250%	4/26/22	190,000	200,925	(c)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	6,050,000	6,071,629
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	7,980,000	8,101,065
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	4,090,000	4,335,400	(c)
TOTAL CONSUMER DISCRETIONARY				20,055,216
ENERGY — 15.7%
Oil, Gas & Consumable Fuels — 15.7%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,722,500	2,802,315	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	3,940,000	4,393,100
KazMunaiGaz Finance Sub B.V., Senior Notes	8.375%	7/2/13	10,630,000	12,007,487	(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	8,272,000	8,230,640	(c)
LUKOIL International Finance BV, Notes	6.356%	6/7/17	2,091,000	2,158,957	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	19,234,000	18,973,110
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	5,535,000	5,740,819
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	7,520,000	4,643,600

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,170,000		$1,377,675
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,670,000		3,050,475	(c)
Petronas Capital Ltd.	5.250%	8/12/19	19,560,000		19,901,342	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	2,556,000		2,589,415	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	3,626,000		4,054,144	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	4,020,000		4,334,770	(c)
TOTAL ENERGY					94,257,849
FINANCIALS — 7.2%
Commercial Banks — 5.1%
HSBC Bank PLC, Credit-Linked Notes, (Russian Agricultural Bank)	8.900%	12/20/10	91,819,000	RUB	2,522,797	(b)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,560,000		1,471,799	(b)(c)
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	6,070,000		6,616,300	(c)
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	130,000		135,525	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	6,488,000		6,763,091	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	11,040,000		12,790,944	(c)
Total Commercial Banks					30,300,456
Diversified Financial Services — 2.1%
TNK-BP Finance SA	6.625%	3/20/17	2,593,000		2,670,790	(c)
TNK-BP Finance SA, Senior Notes	6.875%	7/18/11	540,000		571,050	(c)
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	2,657,000		2,906,094	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	5,560,000		6,096,400	(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	490,000		539,612	(c)
Total Diversified Financial Services					12,783,946
TOTAL FINANCIALS					43,084,402
INDUSTRIALS — 1.6%
Building Products — 0.8%
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	3,014,000		3,247,585	(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	1,230,000		1,251,525	(c)
Total Building Products					4,499,110
Construction & Engineering — 0.8%
Odebrecht Finance Ltd.	7.500%	10/18/17	940,000		1,008,150	(c)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	3,580,000		3,745,575	(c)
Total Construction & Engineering					4,753,725
Road & Rail — 0.0%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	138,000		142,140
TOTAL INDUSTRIALS					9,394,975
MATERIALS — 7.9%
Metals & Mining — 7.3%
Evraz Group SA, Notes	8.875%	4/24/13	4,520,000		4,757,730	(c)
Evraz Group SA, Notes	9.500%	4/24/18	1,250,000		1,348,437	(c)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	411,000		457,850
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,470,000		1,558,200	(c)
Vale Overseas Ltd., Notes	8.250%	1/17/34	9,925,000		11,688,008
Vale Overseas Ltd., Notes	6.875%	11/21/36	12,961,000		13,441,205
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	8,730,000		9,624,825	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	550,000		605,000	(c)
Total Metals & Mining					43,481,255
Paper & Forest Products — 0.6%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	3,450,000		3,719,935
TOTAL MATERIALS					47,201,190

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
TELECOMMUNICATION SERVICES — 7.4%
Diversified Telecommunication Services — 4.3%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	15,674,000	$15,715,778	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,124,000	1,226,565	(c)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	1,820,000	1,979,250	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	6,305,000	6,879,562	(c)
Total Diversified Telecommunication Services				25,801,155
Wireless Telecommunication Services — 3.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,860,000	3,035,553
True Move Co., Ltd.	10.750%	12/16/13	1,210,000	1,268,987	(c)
True Move Co., Ltd.	10.375%	8/1/14	4,240,000	4,409,600	(c)
True Move Co., Ltd., Notes	10.750%	12/16/13	9,300,000	9,753,375	(c)
Total Wireless Telecommunication Services				18,467,515
TOTAL TELECOMMUNICATION SERVICES				44,268,670
UTILITIES — 2.2%
Electric Utilities — 1.5%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	5,525,000	6,049,875	(c)
EEB International Ltd.	8.750%	10/31/14	880,000	981,200	(c)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	1,750,000	1,951,250	(c)
Total Electric Utilities				8,982,325
Independent Power Producers & Energy Traders — 0.4%
Colbun SA, Senior Notes	6.000%	1/21/20	2,510,000	2,533,217	(c)
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,320,000	1,465,200	(c)
TOTAL UTILITIES				12,980,742
TOTAL CORPORATE BONDS & NOTES (Cost — $252,634,349)				271,243,044

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost - $364,095)		4/15/20	11,745	322,988
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $539,494,508)				574,517,837

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 4.0%
U.S. Government Agency — 0.2%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $891,358)	0.180%	8/23/10	892,000	891,286	(g)(h)
U.S. Government Obligations — 1.2%
U.S. Treasury Bills (Cost - $6,999,101)	0.165%	4/29/10	7,000,000	6,999,102	(g)
Repurchase Agreement — 2.6%
Morgan Stanley tri-party repurchase agreement dated 3/31/10; Proceeds at maturity - $15,737,004; (Fully collateralized by U.S. government agency obligation, 0.000% due 5/19/10; Market value - $16,136,772) (Cost - $15,737,000)	0.010%	4/1/10	15,737,000	15,737,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $23,627,459)				23,627,388
TOTAL INVESTMENTS — 100.0% (Cost — $563,121,967#)				598,145,225
†			Face amount denominated in U.S. dollars, unless otherwise noted.
(a)			The coupon payment on these securities is currently in default as of March 31, 2010.
(b)			Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

(d)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(e)	The date shown represents the last in a range of interest reset dates.
(f)	Illiquid security.
(g)	Rate shown represents yield-to-maturity.
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	- Argentine Peso
BRL	- Brazilian Real
DEM	- German Mark
EUR	- Euro
GDP	- Gross Domestic Product
IDR	- Indonesian Rupiah
ITL	- Italian Lira
OJSC	- Open Joint Stock Company
RUB	- Russian Ruble

Summary of Investments by Country **

Russia	15.8%
Brazil	14.1
Mexico	12.3
Turkey	8.8
Venezuela	7.6
Colombia	5.7
Argentina	4.2
Malaysia	3.8
Peru	3.2
Indonesia	2.9
Panama	2.6
Thailand	2.6
United Kingdom	2.1
Kazakhstan	2.0
Qatar	1.7
Hungary	1.2
Ireland	1.1
Chile	1.0
Cayman Islands	1.0
United Arab Emirates	0.8
United States	0.5
Trinidad and Tobago	0.5
India	0.2
Greece	0.2
Luxembourg	0.1
Short-Term Investments	4.0
100.0%

**As a percentage of total investments. Please note that Fund holdings are as of March, 31, 2010 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return.  High current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$300,117,744	—	$300,117,744
Collateralized senior loans	—	2,834,061	—	2,834,061
Corporate bonds & notes	—	271,243,044	—	271,243,044
Warrants	—	322,988	—	322,988
Total long-term investments	—	$574,517,837	—	$574,517,837
Short-term investments†	—	23,627,388	—	23,627,388
Total investments	—	$598,145,225	—	$598,145,225
Other financial instruments:
Futures contracts	$200,889	—	—	$200,889
Forward foreign currency contracts	—	$55,447	—	55,447
Interest rate swaps‡	—	(64,743)	—	(64,743)
Total other financial instruments	$200,889	$(9,296)	—	$191,593
Total	$200,889	$598,135,929	—	$598,336,818

† See Schedule of Investments for additional detailed categorizations.

‡ Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts.  The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a Forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(f) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and Market Risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$48,539,635
Gross unrealized depreciation	(13,516,377)
Net unrealized appreciation	$35,023,258

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2010, the Fund had the following open forward foreign currency contracts:

	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Buy:
Brazilian Real	3,411,507	$1,917,116	4/5/10	$55,447

At March 31, 2010, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain
Contracts to Buy:
U.S. Treasury 10-Year Notes	491	6/10	$56,877,861	$57,078,750	$200,889

At March 31, 2010, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT†	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Interest Rate Swaps:
Credit Suisse	$10,229,627	1/2/12	BRL-CDI	10.560%	—	$(21,861	)*
Credit Suisse	14,805,077	1/2/12	BRL-CDI	10.510%	—	(42,882	)*
Total	$25,034,704					$(64,743)

†  Notional amount denominated in U.S. dollars, unless otherwise noted.

‡  Percentage shown is an annual percentage rate.

* Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010.

	Futures Contracts		Forward Foreign Currency Contracts		Swap
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Contracts, at value	Total
Interest Rate Contracts	$200,889	—	—	—	$(64,743)	$136,146
Foreign Exchange Contracts	—	—	$55,447	—	—	55,447
Other Contracts	—	—	—	—	—	—
Total	$200,889	—	$55,447	—	$(64,743)	$191,593

At March 31, 2010, the Fund had average market value of $57,366,445 and $1,869,936 in future contracts (to buy) and forward foreign currency contracts (to buy), respectively, and average notional balances in interest rate swap contracts of $25,034,704. At March 31, 2010, the Fund did not hold any forward currency contracts (to sell) but had an average market value of $471,985.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund.  Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of March 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $64,743. If a contingent feature would have been triggered as of March 31, 2010, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  May 26, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:  May 26, 2010